UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2021

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

New york	1-4482	11-1806155
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

9201 East Dry Creek Road, Centennial, CO	80112
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2021 Annual Meeting of Shareholders of Arrow Electronics, Inc. (the “Company”) held on May 12, 2021 (the “Annual Meeting”), three proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2021 (the “Proxy Statement”). As of the record date for the Annual Meeting, there were a total of 74,167,586 shares of common stock outstanding and entitled to vote at the Annual Meeting. There were 67,167,562 shares of common stock represented in person or by proxy at the Annual Meeting and, therefore, a quorum was present.

Proposal 1 — Election of directors for the ensuing year

The Company’s shareholders elected 11 directors to hold office for a term of one year ending at the 2022 Annual Meeting of Shareholders. The voting results for each nominee were as follows:

Board Member	For	Withheld	Broker Non-votes
Barry W. Perry	61,213,009	4,181,320	1,773,233
William F. Austen	64,941,627	452,702	1,773,233
Steven H. Gunby	63,756,937	1,637,392	1,773,233
Gail E. Hamilton	61,387,470	4,006,859	1,773,233
Richard S. Hill	61,101,311	4,293,018	1,773,233
M.F. (Fran) Keeth	60,880,249	4,514,080	1,773,233
Andrew C. Kerin	59,973,138	5,421,191	1,773,233
Laurel J. Krzeminski	65,230,828	163,501	1,773,233
Michael J. Long	58,978,601	6,415,728	1,773,233
Stephen C. Patrick	60,709,867	4,684,462	1,773,233
Gerry P. Smith	62,567,945	2,826,384	1,773,233

Proposal 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The appointment was ratified with 62,887,148 shares voting for, 4,257,927 shares voting against, and 22,487 shares abstaining.

Proposal 3 — Advisory vote on named executive officer compensation

The Company’s shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as described in the Proxy Statement. The proposal was passed by the shareholders with 60,182,477 shares in favor, 5,138,444 shares against, 73,408 shares abstaining, and 1,773,233 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: May 14, 2021	By:	/s/ Carine Jean-Claude
	Name:	Carine Jean-Claude
	Title:	Vice President, Interim Chief Legal Officer, and Corporate Secretary